CERTAIN INFORMATION IN THIS DOCUMENT, MARKED BY BRACKETS [****], HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K UNDER THE SECURITIES ACT OF 1933, AS AMENDED, BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

Exhibit 10.8

Spousal Consent

I, PENG Li (ID No. [************]), am the legal spouse of TANG Fengheng (ID no. [************]). On September 14, 2020, I hereby unconditionally and irrevocably consented to the execution of the following documents by TANG Fengheng on September 14, 2020 (hereinafter referred to as the "Restructuring Documents") and consented to the disposal of the equity interest in Guangzhou (ZX) Pony.AI Technology Co., Ltd. (hereinafter referred to as the "Domestic Company") held by TANG Fengheng and registered in his name in accordance with the following documents:

(1)	The Share Pledge Agreement entered into with Guangzhou (HX) Pony AI Technology Co., Ltd. (hereinafter referred to as the "WFOE") and the Domestic Company;

(2)	The Exclusive Option Agreement entered into with the WFOE and the Domestic Company; and

(3)	The Power of Attorney.

I undertake not to make any claim in respect of the equity interest held by TANG Fengheng in the Domestic Company. I further acknowledge that TANG Fengheng may perform the Restructuring Documents and further amend or terminate the Restructuring Documents without my separate authorization or consent.

I undertake to execute all documents and take all actions necessary to ensure proper performance of the Restructuring Documents (as amended from time to time).

I agree and undertake that if I acquire any of the equity interest in the Domestic Company held by TANG Fengheng for any reason, I shall be bound by the Restructuring Documents (as amended from time to time) and shall comply with my obligations as a shareholder of the Domestic Company under the Restructuring Documents (as amended from time to time) and to that end, upon request by the WFOE, I shall execute a series of written documents in substantially the same form and substance as the Restructuring Documents (as amended from time to time).

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Committed by: PENG Li

By:	/s/ PENG Li